EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference of our report, dated June 12, 2002, which appears in the Annual Report on Form 10-K for the year ended March 31, 2002, in this Registration Statement on Form S-8 pertaining to the Warrantech Corporation 401(k) Plan.

Weinick Sanders Leventhal & Co., LLP

                                                September 9, 2002